UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2025

Cemtrex Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Fell Court Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13I(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CETX	Nasdaq Capital Market

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

Item 1.01. Entry into a Material Definitive Agreement.

On December 11, 2025, Cemtrex, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single accredited institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell to the Purchaser, in a registered direct offering (the “Offering”), securities consisting of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and/or pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”), for aggregate gross proceeds of $2,000,000.

The Offering closed on December 11, 2025. The Company issued 310,000 shares of common stock and prefunded warrants to purchase 356,667 shares of common stock. The Purchase Agreement contains customary representations, warranties, and covenants by the Company and the Purchaser.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Doney Law Firm, counsel to the Company, delivered an opinion as to the legality of the issuance and sale of the securities, a copy of which is attached hereto as Exhibit 5.1.

Item 8.01 Other Events.

The Company issued a press release announcing the Offering on December 11, 2025. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
4.1	Form of Pre-Funded Common Stock Purchase Warrant
5.1	Opinion of The Doney Law Firm
10.1	Securities Purchase Agreement, dated December 11, 2025
23.1	Consent of The Doney Law Firm (contained in Exhibit 5.1)
99.1	Press Release dated December 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: December 11, 2025	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President, and Chief Executive Officer

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